PLEASE FILE THIS PROSPECTUS SUPPLEMENT WITH YOUR RECORDS.


                       STRONG ADVISOR MUNICIPAL BOND FUND
                               INSTITUTIONAL CLASS

              Supplement to the Prospectus dated February 28, 2003


HISTORICAL PERFORMANCE
The preamble to the AAL Municipal Bond Fund Average Annual Total Returns chart beginning on page 9 of the prospectus is deleted and replaced with the following:

HISTORICAL PERFORMANCE
The following table sets forth the historical performance data of the Class A shares of the AAL Municipal Bond Fund as published in its prospectus dated July 1, 2002. The AAL Municipal Bond Fund was managed solely by Mr. McAllister with full discretionary authority for the selection of investments during the periods indicated. Although the AAL Municipal Bond Fund's objective was to seek "a high level of current income exempt from federal income tax," and the ADVISOR MUNICIPAL BOND FUND'S objective is to seek "total return by investing for a high level of federal tax-exempt current income," both had substantially similar investment strategies, including investing in securities having an opportunity for capital appreciation. The AAL Municipal Bond Fund and the ADVISOR MUNICIPAL BOND FUND also had substantially similar investment policies, strategies, expected average effective maturities, target credit qualities, and risks. Please note that the performance shown is based on the expenses and sales charges of the AAL Municipal Bond Fund, which were different than those of the ADVISOR MUNICIPAL BOND FUND. For example, the Institutional Class shares of the ADVISOR MUNICIPAL BOND FUND do not carry a sales charge, and the AAL Municipal Bond Fund carried a higher management fee. In addition, as of December 31, 2001, the AAL Municipal Bond Fund had assets of $580.3 million, and the Class A shares had assets of $564.4 million. Therefore, while the ADVISOR MUNICIPAL BOND FUND is smaller, it may not be able to achieve the same economies of scale. The data is provided to illustrate the past performance of a substantially similar fund managed by Mr. McAllister as compared to the Lehman Brothers Municipal Bond Index and does not represent the performance of the ADVISOR MUNICIPAL BOND FUND. The performance is historical and is not necessarily indicative of future performance.


INVESTMENT MINIMUMS
Effective July 9, 2003, the paragraph under "Investment Minimums" on page 18 of the prospectus is deleted and replaced with the following:

The initial investment minimum is $1 million. The initial investment minimum is waived for registered investment advisors with an initial investment minimum of at least $250,000. After your initial investment, additional transactions may be made in any amount.



             The date of this Prospectus Supplement is May 9, 2003.













SM34174 05-03                                                       WH3086 05-03